Exhibit 99.2 Nasdaq: CBIO CATALYST BIOSCIENCES Corporate Overview 19 July 2021 CatalystBiosciences.com © Catalyst BiosciencesExhibit 99.2 Nasdaq: CBIO CATALYST BIOSCIENCES Corporate Overview 19 July 2021 CatalystBiosciences.com © Catalyst Biosciences

Forward looking statements Certain information contained in this presentation and statements made orally during this presentation include forward-looking statements that involve substantial risks and uncertainties. All statements included in this presentation, other than statements of historical facts, are forward- looking statements. Forward-looking statements include, without limitation, statements about the product candidates of Catalyst Biosciences, Inc. (the “Company”) and the benefits of its protease engineering platform, potential markets for and advantages of MarzAA and DalcA; plans to enroll a pivotal Phase 3 registration study of MarzAA; the dosing of a first patient in a Phase 1/2 trial in patients with FVII Deficiency, Glanzmann Thrombasthenia, and patients treated with Hemlibra; MarzAA as possibly the first prophylactic for FVII Deficiency and Glanzmann Thrombasthenia; the potential for MarzAA and DalcA to effectively and therapeutically treat hemophilia subcutaneously; the potential markets for and advantages of the Company's complement product candidates, including CB 2782-PEG, CB 4332 and complement degraders; plans for the Company's collaboration with Biogen; and plans to enroll the CB 4332 observational trial in mid-2021 and to conduct human clinical trials and report pK and biomarker data for CB 4332 in 2022. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials and studies may be delayed as a result of COVID-19 and other factors, that trials may not have satisfactory outcomes, that human trials will not replicate the results from earlier trials, the risk that costs required to develop or manufacture the Company’s products will be higher than anticipated, including as a result of delays in development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen will terminate its agreement with the Company, competition and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission ( SEC ) on March 4, 2021, on Form 10-Q filed with the SEC on May 6, 2021, and in other filings with the SEC. The forward-looking statements in this presentation represent the Company's view as of the date of this presentation and the Company does not assume any obligation to update any forward-looking statements, except as required by law. © Catalyst Biosciences 2Forward looking statements Certain information contained in this presentation and statements made orally during this presentation include forward-looking statements that involve substantial risks and uncertainties. All statements included in this presentation, other than statements of historical facts, are forward- looking statements. Forward-looking statements include, without limitation, statements about the product candidates of Catalyst Biosciences, Inc. (the “Company”) and the benefits of its protease engineering platform, potential markets for and advantages of MarzAA and DalcA; plans to enroll a pivotal Phase 3 registration study of MarzAA; the dosing of a first patient in a Phase 1/2 trial in patients with FVII Deficiency, Glanzmann Thrombasthenia, and patients treated with Hemlibra; MarzAA as possibly the first prophylactic for FVII Deficiency and Glanzmann Thrombasthenia; the potential for MarzAA and DalcA to effectively and therapeutically treat hemophilia subcutaneously; the potential markets for and advantages of the Company's complement product candidates, including CB 2782-PEG, CB 4332 and complement degraders; plans for the Company's collaboration with Biogen; and plans to enroll the CB 4332 observational trial in mid-2021 and to conduct human clinical trials and report pK and biomarker data for CB 4332 in 2022. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials and studies may be delayed as a result of COVID-19 and other factors, that trials may not have satisfactory outcomes, that human trials will not replicate the results from earlier trials, the risk that costs required to develop or manufacture the Company’s products will be higher than anticipated, including as a result of delays in development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen will terminate its agreement with the Company, competition and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission ( SEC ) on March 4, 2021, on Form 10-Q filed with the SEC on May 6, 2021, and in other filings with the SEC. The forward-looking statements in this presentation represent the Company's view as of the date of this presentation and the Company does not assume any obligation to update any forward-looking statements, except as required by law. © Catalyst Biosciences 2

The Protease Medicines Company Harnessing the catalytic power of proteases Novel differentiated medicines Robust complement portfolio Clinical-stage assets Unique expertise in protease engineering © Catalyst Biosciences 3The Protease Medicines Company Harnessing the catalytic power of proteases Novel differentiated medicines Robust complement portfolio Clinical-stage assets Unique expertise in protease engineering © Catalyst Biosciences 3

Catalyst protease platform

Unique expertise enables design of optimized & differentiated protease candidates

Discovery Platform


Protease
Scaffold
Protease
Candidate

- ☑ **Structure Guided Design**
- ☑ **Engineered Regulation**
- ☑ **Molecular Evolution**
- ☑ **Pharmacokinetic Improvement**

Our Proteases

+ Functionally enhance natural proteases in the complement & coagulation cascades
+ Engineer novel protein degraders in the complement cascade
+ Modulate or target biological activation or inactivation

4

Proteases are ideal for high abundancy targets & cascades A better way to regulate biological processes compared with antibodies & small molecules Therapeutic target neutralization Protease Efficient regulation at low concentrations of therapeutic protease Antibodies Requires high concentrations in excess of the target Small molecules / peptides Requires high concentrations & frequent dosing © Catalyst Biosciences 5Proteases are ideal for high abundancy targets & cascades A better way to regulate biological processes compared with antibodies & small molecules Therapeutic target neutralization Protease Efficient regulation at low concentrations of therapeutic protease Antibodies Requires high concentrations in excess of the target Small molecules / peptides Requires high concentrations & frequent dosing © Catalyst Biosciences 5

Pipeline

Hemostasis

SQ Marzeptacog alfa (FVIIa) "MarzAA"
Hemophilia A or B with inhibitors – ToB

FVIID/Glanzmann/Hemlibra – ToB

Complement

IVT CB 2782-PEG Biogen
C3 degrader for Dry AMD

SQ CB 4332 Enhanced CFI

C4b Degrader

Additional programs

Hemostasis

SQ Dalcinonacog alfa (FIX) "DalcA"
Hemophilia B

CB 2679d-GT
Hemophilia B FIX Gene Therapy


R
PC
P1/2
P2
P3

© Catalyst Biosciences

6

CB 2782-PEG (nM) Catalyst protease platform Validated across three programs Marzeptacog alfa Dalcinonacog alfa CB 2782-PEG (activated) 90% reduction Achieved sustained Best-in-class profile for dry AMD in annualized bleed rate & high target levels of FIX Extended pharmacodynamics 6 10000 Normal clotting levels 5 1000 4 50% 100 3 Mild Hemophilia 10 2 5% 1 1 Moderate Hemophilia 1% 0 0.1 Severe Hemophilia 0 10 20 30 40 50 Before treatment On treatment Days Engineered Engineered Novel rFVIIa protease rFIX protease C3 degrader 7 C3 Concentration (nM)CB 2782-PEG (nM) Catalyst protease platform Validated across three programs Marzeptacog alfa Dalcinonacog alfa CB 2782-PEG (activated) 90% reduction Achieved sustained Best-in-class profile for dry AMD in annualized bleed rate & high target levels of FIX Extended pharmacodynamics 6 10000 Normal clotting levels 5 1000 4 50% 100 3 Mild Hemophilia 10 2 5% 1 1 Moderate Hemophilia 1% 0 0.1 Severe Hemophilia 0 10 20 30 40 50 Before treatment On treatment Days Engineered Engineered Novel rFVIIa protease rFIX protease C3 degrader 7 C3 Concentration (nM)

Marzeptacog alfa (activated) – MarzAA: SQ rFVIIa

Designed to address a clear unmet need in hemophilia & other bleeding disorders


P129A
T128N
M298Q
Q286R
Increased procoagulant activity

Data* indicate a 9-fold higher activity *vs* NovoSeven RT

+ Potency allows for SQ dosing that prolongs half-life
+ NovoSeven RT is administered IV

Preclinical efficacy of SQ episodic ToB

+ HA mouse after tail cut; HA dog; HA rat

P2 proof of concept & preliminary safety in HA or HB with inhibitors – prophylactic ToB

+ 46 patients treated including: single dose IV, up to 3 SQ doses/day, & daily SQ up to 97 days – no ADA

FDA Fast Track designations

+ HA/HB with inhibitors, episodic ToB
+ FVIID, episodic ToB

*Pre-clinical and clinical trials

© Catalyst Biosciences

8

SQ MarzAA is a large commercial opportunity

Global NovoSeven sales breakdown by indication (2020)


$1.08B
$545M
$126M
$53M
$74M
$71M
$213M
Hem A Inh (50.3%)
Hem B Inh (11.7%)
Other (19.7%)
FVII Def (4.9%)
Glanzmann (6.9%)
AHA (6.5%)

SQ MarzAA profile

+ SQ is patient-preferred & eliminates IV barrier to fast & effective treatment
+ Ideal for pediatrics & patients with venous access issues
+ Long half-life without high Cmax for optimal control of bleeds
+ *In vitro* data support combination with Hemlibra without increased thrombogenicity
+ Prophylaxis opportunity demonstrated in P2

Source: Adivo Associates market research; Catalyst Biosciences market research. Data on file.

© Catalyst Biosciences

9

MarzAA could be the first prophylaxis for Glanzmann & FVIID



$121M
$131M
$144M
2017
2018
2019

Global NovoSeven on demand sales Glanzmann Thrombasthenia, FVIID

Unmet need in prophylaxis

Growing number of Glanzmann Thrombasthenia and FVIID patients treated with NovoSeven



9% total increase in patients over 3 years

Source: Catalyst Biosciences, Adivo Associates Market Research, Data on file. *Note: 2019 estimates Treated patients may be counted multiple times as patients may have multiple bleeding events per year needing factor treatment

© Catalyst Biosciences

10

Unmet need for a long-acting SQ episodic treatment for bleeds

NovoSeven

- Patients reported needing an average of **6 hours and 3 infusions** of NovoSeven to resolve bleeds
- Some bleeds take longer than 72 hours to resolve[1,2,3]

Current bypass agents require multiple infusions over the course of hours

MarzAA

- MAA-102: PK MarzAA levels support SQ ToB
- Target therapeutic levels are **rapidly achieved w/o a high Cmax**
- Target levels can be maintained for 18 hours with a single SQ dose of 60 µg/kg

Clinical ~~PK~~ MarzAA levels support SQ ToB

Source: [1]NovoSeven PI Rev 7/2020; [2]Adivo Associates market research; [3]Catalyst Biosciences' market research; Data on file; Neuman *et al.* ISTH 2020

© Catalyst Biosciences

11

Crimson 1 Phase 3 study: Treatment of episodic bleeding

Hemophilia A or B with inhibitors, ABR ≥ 8


N = 30
MarzAA SQ
60 µg/kg
1-3 doses
≤5 bleeds
per patient
130 bleeds
per sequence
SOC IV
1-3 doses
≤5 bleeds
per patient
114 bleeds per
sequence
N = 30
SoC IV
1-3 doses
≤5 bleeds
per patient
130 bleeds
per sequence
MarzAA SQ
60 µg/kg
1-3 doses
≤5 bleeds
per patient
114 bleeds
per sequence

Primary endpoint

+ Non-inferior hemostatic efficacy: standard 4-point scale at 24 h

Secondary endpoints

+ Time to bleed resolution; number of doses; rescue meds

Safety

+ Adverse events, anti-drug antibodies (ADA); thrombosis

Statistics

+ **SoC estimate 85%** Excellent/good treatment of bleeds
+ Non-inferiority margin of **12%**
+ **2.5%** significance, one-sided
+ **90%** power

© Catalyst Biosciences

12

MAA-202 Phase 1/2 study design

FVII deficiency, Glanzmann Thrombasthenia and HA on Hemlibra: N = 8 each

Phase 1 PK

MarzAA IV
each cohort

Single dose

MarzAA SQ

Single dose escalation

Multiple dose Q3H

Phase 2 ToB

MarzAA SQ
1-3 doses

FVIID ≥30 bleeds

GT ≥30 bleeds

HA ≥15 bleeds

Phase 1

+ **Primary endpoint:** Pharmacokinetics
+ **Secondary endpoint:** Pharmacodynamics

Phase 2 ToB

+ **Primary endpoint:** Hemostatic efficacy at 24 hours
+ **Secondary endpoints:** Effective hemostasis at successive timepoints; doses needed; rescue meds
+ **Safety:** Adverse events and ADA

© Catalyst Biosciences

13

Growing Complement Pathway Protease PlatformGrowing Complement Pathway Protease Platform

Complement is a perfect fit to develop protease therapeutics

The complement pathway is driven by a protease cascade


CP
LP
AP
Damaged/altered/foreign cells and debris
Exacerbation
Exacerbation
Neoepitopes/ autoepitopes
NAb
AAb
MBL
Fcn
CL
DAMP
MASP1
MASP2
Tick-over
FP
Immune modulation
C1qR
C1q
C1r
C1s
MASP3
C3*
C3
C3b
FI
FH
C1-INH
pFD
FD
FB
C4
C2
C4a
FP
C3*Bb
FD
FB
C4BP
FI
C4b2b
FH
FI
Circulation turnover
Extrinsic protease
C3
C3bBb
FP
Immune modulation
C3aR
C3a
FD
FP
C3bBb C3 convertase
Amplification
C3a-dR
FB
CPN
C3b
CD55
FI
FH
CR1
CR1
Adhesion
FH
FI
C4b2b3b C3bBb3b C5 convertase
FP
C5a-dR
C3b
CR46
Immune modulation
CPN
CD46
Chemotaxis, inflammatory signaling and cell activation
C5aR2
C5aR1
C5a
C5
Extrinsic proteases
FH
FI
CR1
CR4
CR3
Phagocytosis Trafficking Signaling
C5b
iC3b
C6
C7
C8
C9n
CR1
FI
Lysis, cell damage
MAC
CD59
C3dg
CR2
Adaptive signaling
Terminal pathway
Breakdown pathway

80%

of the complement cascade is regulated by proteases

Reference: Figure adapted from Mastellos *et al.*, Clinical promise of next-generation complement therapeutics. Nature Reviews. 2019

© Catalyst Biosciences

15

Multiple, high-value complement programs

Novel Engineered Degrader Partnered with Biogen

CB 2782-PEG

Established Catalyst Biosciences in complement

Biogen

Our Lead Candidate

CB 4332

Leads expansion into systemic complement in CFI dysregulation

NextGen Degraders

C4b

C3b

Specific & potent degraders target classical & alternative complement disorders with large-market potential

Future Degraders

C3a

C5a

Broadens Catalyst Biosciences footprint in the complement space

© Catalyst Biosciences

16

Unique targeted approach to complement regulation

Cascade initiation	Cascade regulation	Terminal complement
C4b Degraders C3b Degraders	CB 2782-PEG Biogen CB 4332	NextGen Degraders Other programs



Classical pathway
Lectin pathway
Alternative pathway
C1r
C1s
C2
C4
C4b
MASP
C3
(H2O)
FB
FD
C3b
C3
C3b
C5
C3a
C5a
C5b
Immune response inflammation
Membrane attack complex (MAC)

17

CB 2782-PEG (nM) CB 2782-PEG (nM) CB 2782-PEG: Best-in-class C3 degrader for dry AMD Protease advantage demonstrated in vivo CB 2782-PEG degrades C3 levels in the eye for at Catalytic advantage of proteases least 28 days in a non-human primate model + One therapeutic molecule 6 10000 neutralizes 1000s 5 1000 + Fast & potent response 4 + Extended pharmacodynamic effect 100 3 + Can activate or degrade 10 therapeutic targets 2 + Engineered novel protein 1 1 degraders “sweep away” difficult to drug targets 0 0.1 0 10 20 30 40 50 Days Days 18 C3 Concentration (nM) C3 Concentration (nM)CB 2782-PEG (nM) CB 2782-PEG (nM) CB 2782-PEG: Best-in-class C3 degrader for dry AMD Protease advantage demonstrated in vivo CB 2782-PEG degrades C3 levels in the eye for at Catalytic advantage of proteases least 28 days in a non-human primate model + One therapeutic molecule 6 10000 neutralizes 1000s 5 1000 + Fast & potent response 4 + Extended pharmacodynamic effect 100 3 + Can activate or degrade 10 therapeutic targets 2 + Engineered novel protein 1 1 degraders “sweep away” difficult to drug targets 0 0.1 0 10 20 30 40 50 Days Days 18 C3 Concentration (nM) C3 Concentration (nM)

CB 2782-PEG: Long acting anti-C3 protease for dry AMD

Geographic atrophy is a high unmet need

- Advanced stage of dry age-related macular degeneration (dAMD)
- dAMD affects ~1M people in the US & >5M WW, no currently approved therapy
- Global market ~ >$5B
- C3 is a clinically validated target (randomized P2) for dAMD

Best-in-class C3 degrader for dry AMD

- Generated from Catalyst's proprietary **protease engineering platform**
- Potent, selective & long acting, degrades C3 into inactive fragments
- NHP PK & PD data* predict **best-in-class** human intravitreal **dosing 3 or 4 times a year**

Biogen collaboration

- $15M upfront, up to $340M in milestones & tiered royalties up to low double digits
- Catalyst: fully funded pre-clinical & manufacturing activities
- Biogen: IND-enabling activities, WW clinical development & commercialization

*Furfine *et al.* ARVO 2019

© Catalyst Biosciences

19

CB 4332: SQ Enhanced Complement Factor I

Development candidate to restore regulation



- **Engineered for an extended half-life**
  - Once weekly SQ therapy – no PEG
- ***In vitro & Ex vivo* activity comparable to native CFI**
  - Classical & alternative pathway regulation
- **High yield production process**

Rationale & unmet need

- **Rebalance the complement system** in patients with dysregulated CFI
- **No specific therapies exist** to correct CFI dysregulation
- Targets population with **no treatment or who respond poorly to current treatments**[1,2]

References: [1]Bienaime *et al*. Kidney Int. 2010; [2]Ferreira *et al*. Nefrologia. 2016; Note: CFH = Complement factor H; Structural model based on PDB 2XRC.

© Catalyst Biosciences

20

CB 4332: To address CFI deficiency at the root cause

Designed to provide unique advantages

Unmet needs in CFI deficiency	CB 4332 Designed to address
Blocks complement-initiated cell destruction in the circulation	✓
Directly addresses root cause of disease	✓
Addresses extravascular hemolysis	✓
Preserves normal immune functions, e.g. to fight off infections	✓
Convenient weekly SQ administration	✓

21

Screening & natural history of disease studies ConFIrm & ConFIdence: preparing for Phase 1/2 Identifies Target Population / Feeds ConFIdence Study / Discovers Undiagnosed Disease The ConFIrm Study CB CB 4 43 33 32 2 CB 4332 Ph Pha ase se 1 1//2 2 Phase 1/2 Tr Triia alls s Trials Sc Scr re ee en niin ng g The ConFIdence Study Prospective Clinical & Biomarkers Assessment of CFI-Deficiency Disease While on SoC Identification of CFI-deficient patients & key investigators for CB 4332 trials Discover undiagnosed disease, create program awareness & inform on biomarkers 22Screening & natural history of disease studies ConFIrm & ConFIdence: preparing for Phase 1/2 Identifies Target Population / Feeds ConFIdence Study / Discovers Undiagnosed Disease The ConFIrm Study CB CB 4 43 33 32 2 CB 4332 Ph Pha ase se 1 1//2 2 Phase 1/2 Tr Triia alls s Trials Sc Scr re ee en niin ng g The ConFIdence Study Prospective Clinical & Biomarkers Assessment of CFI-Deficiency Disease While on SoC Identification of CFI-deficient patients & key investigators for CB 4332 trials Discover undiagnosed disease, create program awareness & inform on biomarkers 22

CB 4332: Phase 1/2 - First in human study

Study parts

Single Ascending Doses
(N=up to 12)

Multiple Ascending Doses
(N=up to 9)

Extended treatment to assess proof of concept
(N=up to 15)

Study design

+ Phase 1 open-label, single & multiple ascending SQ doses & extended duration proof of concept
+ Population: CFI-deficient patients

Proposed starting dose

+ 0.5 mg/Kg

Goals

+ Safety & tolerability
+ PK characterization
+ Assessment of complement biomarkers (C3, FB, FBb, Bb/FB ratio, iC3b, C3d, C3dg, AP50/AH50)
+ Establish a Recommended Dose Regimen within the CFI normal range

CATALYST BIOSCIENCES

23

Diseases with CFI mutations have tremendous potential

US / EU5 market opportunity


IC-MPGN
C3G
aHUS

CFI Deficiency
First indication

$500M+
Market opportunity in CFI deficient populations

0 Specific systemic therapies in development for patients with dysregulated CFI

0 Therapies addressing the root cause of disease

0 Approved treatments for C3G, IC-MPGN, CFID


CFI Deficiency
Recurrent infections
Chronic inflammation
C3G
aHUS
IC-MPGN
Geographic atrophy
Autoimmune disorders
Current development targets
Potential targets

Note: aHUS = atypical Hemolytic Uremic Syndrome, C3G = Complement 3 Glomerulopathy, IC-MPGN = Immune-Complex Membranoproliferative Glomerulonephritis, CFID = Complement Factor I Deficiency

References: Bresin *et al.* JASN. 2013; Fremeaux-Bacchi *et al.* ASN. 2013; Rui-Ru *et al.* Jour Rare Dis Res. 2018; Servais *et al.* Kidney Int. 2012; Iatropoulous *et al.* Mol Immunol. 2016; Hou *et al.* Kidney Int. 2014; Alba-Domiguez *et al.* J rare Dis. 2012. El Sissy *et al.* Front. Immunol. 2019; Shields *et al.* Front Immunol. 2019; Naesens *et al.* Jour Allergy & Clin Immunol. 2020. Yan *et al.* Clin Epi 2020; Smith *et al.* Nature Reviews. 2019; Noris *et al.* Clin J Am Soc Nephrol. 2010; CBIO KOL interviews

CATALYST BIOSCIENCES

24

Our protease platforms are tailored to specific indications

Tuning functionality to restore complement homeostasis & immunoregulation

ProTUNE™
C3b-C4b



SPECIFICITY
C4b
C3b
ProTUNE™
PLATFORM



Nephrology
Hematology oncology
Neurology
Autoimmune
Immunology

ImmunoTUNE™
C3a-C5a



SPECIFICITY
C3a
C5a
ImmunoTUNE™
PLATFORM

CATALYST BIOSCIENCES

25

C3b-C4b degraders significantly reduce inflammation *in vivo*

Significantly decrease in inflammatory markers involved in IgA nephropathy

Inflammatory markers in IgA nephropathy



IFNγ (pg/mL)
5000
4000
3000
2000
1000
0
***
Baseline
Vehicle
CB4775



TNFα (pg/mL)
100
80
60
40
20
0
****
Baseline
Vehicle
CB4775

Rat model of complement-mediated inflammation



Reduction of **IFNγ & TNFα** involved in kidney damage & proteinuria in IgA nephropathy patients[1, 2]

CATALYST BIOSCIENCES

1. Yano, N. *et al.* Phenotypic Characterization of Cytokine Expression in Patients With IgA Nephropathy. *J Clin Immunol* **17**, 396–402 (1997). 2. Lim, C. S. *et al.* Th1/Th2 predominance and proinflammatory cytokines determine the clinicopathological severity of IgA nephropathy. *Nephrol Dial Transpl* **16**, 269–275 (2001).

Values are mean +/- SEM, ***p<0.001 using One Way or Two-way ANOVA.

26

C3b-C4b degraders for IgA nephropathy patients

Dual targeting of alternate & lectin pathways



Classical pathway
Lectin pathway
Alternate pathway
C1q
MBL
C3(H2O)
C1r
C1s
MASPs
CFD
CFB
Clinically validated target for IgAN
Clinically validated target for IgAN
C4
C2
C4b 2b
C3
C3b Bb
SPECIFICITY
C4b
C3b
ProTUNE™
PLATFORM

Differentiation

+ Dual targeting mode of action: lectin & alternate pathways

Rationale for IgA nephropathy

+ Both lectin & alternate pathways are involved in IgA nephropathy & correlate with severe clinical manifestation [1, 2, 3]

Clinically validated targets

+ Inhibition of only MASP2 or Factor B may be insufficient to reduce proteinuria in IgA nephropathy patients

1. Medjeral-Thomas et al. Kidney International Reports (2018); 2. Bi et al. BMC Nephrology (2019); 3. Roos et al. J Am Soc Nephrol (2006)

27

C3a-C5a degraders: Efficacy in an acute LPS-induced ARDS model CFx improves respiratory function & reduces cell infiltrates Respiratory functions & cell infiltration at 24 h Mouse LPS model of lung inflammation ✱ ✱ 9 1000 3×10 800 9 2×10 600 CFx 7-fold lower dose vs. 400 9 1×10 anti-C5 200 0 0 CFx outperforms anti-C5 antibody in reducing inflammatory cell infiltration CFx compares well on respiratory functions with anti-C5 antibody 28 Vehicle CPN-HSA CFx Anti-C5 Ab Vehicle CPN-HSA CFx Anti-C5 Ab PenH (% change from baseline) Leukocyte CountC3a-C5a degraders: Efficacy in an acute LPS-induced ARDS model CFx improves respiratory function & reduces cell infiltrates Respiratory functions & cell infiltration at 24 h Mouse LPS model of lung inflammation ✱ ✱ 9 1000 3×10 800 9 2×10 600 CFx 7-fold lower dose vs. 400 9 1×10 anti-C5 200 0 0 CFx outperforms anti-C5 antibody in reducing inflammatory cell infiltration CFx compares well on respiratory functions with anti-C5 antibody 28 Vehicle CPN-HSA CFx Anti-C5 Ab Vehicle CPN-HSA CFx Anti-C5 Ab PenH (% change from baseline) Leukocyte Count

C3a-C5a degraders: Potential for ANCA-AAV patients

Dual targeting of both C3a & C5a with one protease medicine



Classical pathway
Lectin pathway
Alternate pathway
C3 convertase
C3
C3b
C3a
C3 convertase
C3aR
C5aR
C5
C5b
C5a
SPECIFICITY
C3a
C5a
ImmunoTUNE™
PLATFORM
Clinically validated
targets for ANCA

Differentiation

+ Degrade activation products of C3 (C3a) & C5 (C5a) that are inflammatory mediators
+ May provide beneficial function via **C5L2** pathway

Rationale for ANCA-AAV

+ Both C3a **&** C5a are higher in active AAV patients [1, 2]

Clinically validated targets

+ Inhibition of C5a or C5aR may be insufficient to increase remission rates in ANCA-AAV patients

CATALYST BIOSCIENCES

1. S. Moiseev et al. British Society for Immunology, Clinical and Experimental Immunology (2020); 2. Gou et al. Kidney International (2012).

29

CB 4332 spearheads a deep pipeline in complement

Next development candidate in 2022



Indication
2021
2022
CFI-HSA Replacement
CB 4332
CFI Deficiency
Natural History
Screening & Natural History Study
CB 4332
CFI Deficiency
Preclinical
IND
Phase I
Biomarker Data
CB 4332
Partial Deficiency
IC-MPGN/aHUS/C3G
Phase I/II
CB 4332
Non-Deficiency
Expansion Indications
Indication Selection
Phase I/II
Platform Technology
C3b-C4b
IgA Nephropathy
Discovery
C3a-C5a
ANCA-AAV
Discovery
Development Candidates for Each Program

CATALYST BIOSCIENCES

30

Milestones 2021 2022 MAA 304 final DSMB CB 4332 observational trial MAA 202 PK data MAA 304 ToB data MAA 304 first DSMB MAA 202 ToB data C4b degrader updates CB 4332 P1/2 C4b degrader updates CB 2782-PEG CB 2782-PEG Systemic complement MarzAA (FVIIa) CB 2782-PEG (dAMD) © Catalyst Biosciences 31Milestones 2021 2022 MAA 304 final DSMB CB 4332 observational trial MAA 202 PK data MAA 304 ToB data MAA 304 first DSMB MAA 202 ToB data C4b degrader updates CB 4332 P1/2 C4b degrader updates CB 2782-PEG CB 2782-PEG Systemic complement MarzAA (FVIIa) CB 2782-PEG (dAMD) © Catalyst Biosciences 31

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